BLACKROCK SERIES FUND, INC.

BlackRock Capital Appreciation Portfolio

(the “Fund”)

Supplement dated December 10, 2012

to the Prospectus dated May 1, 2012

Effective January 1, 2013, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview – Key Facts about BlackRock Capital Appreciation Portfolio – Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Lawrence Kemp	2013	Managing Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Fund – How the Fund Invests – About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by Lawrence Kemp. Mr. Kemp is the portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio manager.

The section in the Prospectus captioned “Management of the Funds – Portfolio Manager Information – Capital Appreciation Portfolio” is deleted in its entirety and replaced with the following:

The Capital Appreciation Portfolio is managed by Lawrence Kemp, who is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Lawrence Kemp	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2012; Prior to joining BlackRock, Inc., Mr. Kemp was a Managing Director at UBS Global Asset Management.

Shareholders should retain this Supplement for future reference.

PRO-19057CA-1212SUP